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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                        Date of Report: December 7, 1998


                                  Cellcom Corp.
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             (Exact name of registrant as specified in its charter)



               Delaware                                0-13615                                06-1106964
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     (State or other jurisdiction                    (Commission                            (IRS Employer
           or incorporation)                         File Number)                        Identification No.)

520 South Fourth Street, Las Vegas, Nevada                                                      89101
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(Address of principal executive offices)                                                      (Zip Code)

Registrant's telephone number, including area code (973)812-7425



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          (Former Name Or Former Address, If Changed Since Last Report)



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         Item 4.  Changes in Registrant's Certifying Accountants

         (a) Effective December 3, 1998, Bradshaw, Smith & Co. ("BSC") has been engaged as Registrant's independent accountants for the 1998 fiscal year. The change in the independent accountants has been approved by Registrant's Board of Directors.

         (b) Upon the engagement of BSC, the Registrant dismissed Arthur Anderson LLP (the "Former Accountants"), its independent accountant for the year ended September 30, 1997 ("Fiscal 1997").

         (c) For the audit of the financial statements of Registrant for Fiscal 1997, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not satisfactorily resolved would have caused the Former Accountants to make reference to such matter in its report. Through December 3, 1998, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with the Former Accountants. The Former Accountants' report on the financial statements for Fiscal 1997 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles. The Former Accountants' report for Fiscal 1997 contained a modified opinion with an explanatory paragraph stating that the financial statements have been prepared on a going concern basis. As discussed in Note 6 to the consolidated financial statements, the Company has experienced significant losses, resulting in a deficit equity position. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 6. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (16) Former Accountants' Letter re Change in Certifying Accountant.*



                           * To be filed by amendment.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CELLCOM CORP.



                                                    By: /s/ David A. Obal
                                                    ----------------------------
                                                            David A. Obal,
                                                            Chief Financial and
                                                            Accounting Officer

Dated:   December 7, 1998